UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014 (September 4, 2014)

SEANIEMAC INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-54007	20-4292198
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

780 New York Avenue, Suite A Huntingon, New York	11743
(Address of principal executive offices)	(Zip Code)

(386) 409-0200
Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2014, Sean McEniff resigned as Chairman, President, and a member of the board of directors of Seaniemac International, Ltd. (“us,” “our,” or “Company”). There were no disagreements between us and Mr. McEniff as to our operations, policies (including accounting or financial policies), or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEANIEMAC INTERNATIONAL, LTD.

Date: September 9, 2014	By:	/s/ Barry Brookstein
Barry Brookstein, Chief Executive Officer